                                                                    EXHIBIT 10.7

                                     [LOGO OF BELL ATLANTIC MOBILE APPEARS HERE]

                                                        CONTRACT NO. ###-##-####



                        JOINT CDPD MARKETING AGREEMENT
                                    between
                               VECTORLINK, INC.
                                      and
                             BELL ATLANTIC MOBILE






================================================================================
                                    PRIVATE
The information contained herein is proprietary and should not be disclosed to unauthorized persons. It is meant solely for use by authorized Bell Atlantic Mobile employees and persons employed, retained or consulted by them.

CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.

                           JOINT MARKETING AGREEMENT

          THIS JOINT MARKETING AGREEMENT, Contract No. ###-##-####, is made by and between Cellco Partnership, a Delaware General Partnership, doing business as Bell Atlantic Mobile, located at 180 Washington Valley Road, Bedminster, NJ 07921 (hereinafter "Bell Atlantic Mobile"), and VECTORLINK, INC., a California corporation, with its principal place of business at 45635 Northport Loop East, Fremont, CA 94538 ("Company").

                              W I T N E S S E T H

          WHEREAS, Bell Atlantic Mobile has the ability to offer its current and prospective customers its wireless data Cellular Digital Packet Data ("CDPD") services; and

          WHEREAS, Company develops and distributes certain software and hardware to provide wireless products, services and application solutions to satisfy particular customer requirements; and

          WHEREAS, the parties have determined that it will be beneficial to each of them to enter into a definitive agreement to market to their respective customers and prospective customers technological solutions which meet those customers' needs and which, to the extent practicable, combine each other's products and services to provide total wireless data solutions utilizing CDPD applications; and

          WHEREAS, solutions for the customers and prospective customers of Bell Atlantic Mobile or Company may require the use of software designed for specific applications ("Application Software"), which may be provided by Company or by one or more third parties ("Third-Party Providers"), such as value-added resellers ("VARs"), independent software vendors ("ISVs") or systems integrators;

          NOW, THEREFORE, in consideration of the mutual promises and covenants of the parties as hereinafter set forth, Bell Atlantic Mobile and Company agree as follows:

          ARTICLE 1 - DEFINITIONS

          "Affiliate" of a person or entity (the "primary party") means another person or entity which falls within any one or more of the following categories:
(i) a person or entity that is controlled by, controls or is under the same control as the primary party, or (ii) a subsidiary (whether or not consolidated) of the primary party, or (iii) an entity of which the primary party is a subsidiary (whether or not consolidated), or (iv) a person or entity which has a material ownership interest in the primary party or which manages a significant portion of the primary party's day-to-day operations, or (v) an entity in which the primary party has a material ownership interest or which has a significant portion of its day-to-day operations managed by the primary party.

          "Bell Atlantic Mobile Market Area" means the area designated as the Bell Atlantic Mobile Market Area in Exhibit A hereto.
                                    ---------

          "Bell Atlantic Mobile Services" includes Existing Bell Atlantic Mobile Services and Customized Bell Atlantic Mobile Services.

          "Bell Atlantic Mobile Technology" means CDPD.

          "Cellular Digital Packet Data Service ("CDPD")". Cellular radio service utilizing packet switching technology to transmit data over radio frequency channels. The raw data rate of CDPD is 19.2 Kilobits per second. It is a connectionless multi-protocol network service providing peer network wireless extension to existing data networks.

          "Company Market Area" means the area(s) designated as the Bell Atlantic Mobile Primary Serving Markets as listed in Exhibit A

          "Company Products" means all products and services offered by Company to Customers or Prospects from time to time, whether such products or services are offered to Customers or Prospects directly by Company or indirectly through third parties or subcontractors, and whether or not Company is the ultimate supplier or manufacturer of such products or services. The Company Products include, without limitation, Existing Company Products and Customized Company Products.

          "Customer" means, at any time, any current customer or client of the party in question.

          "Customized Bell Atlantic Mobile Services" means services which can be provided by Bell Atlantic Mobile using the Bell Atlantic Mobile Technology, but which are not at the time included in the Existing Bell Atlantic Mobile Services.

          "Customized Company Products" means products which can be provided by Company using technology available to it, but which are not at the time included in the Existing Company Products.

          "Direct Sales Channel" means for any entity all individuals employed by such entity for the purpose of sales and all sales facilities operated by such entity (such as communication store outlets, in the case of Bell Atlantic Mobile), but shall not include independent companies of such entity.

          "Existing Bell Atlantic Mobile Services" means the CDPD services which Bell Atlantic Mobile markets generally from time to time.

          "Existing Company Products" means the products which Company markets generally from time to time.

          "Proposal" means any proposal, or any response to requests for proposal, bid or information, or similar method of offering or marketing wireless data solutions which do, or reasonably could, include both Bell Atlantic Mobile Services and Company Products and (to the extent applicable) Application Software.

          "Prospect" means any Customer or potential Customer to whom a party hereto has made, or is considering making, a Proposal.

          To "Reasonably Recommend" a product or service means to recommend and promote such product or service to a Prospect in a manner reasonably designed to influence the Prospect to purchase the product or service; provided, that an
                                                           --------
obligation to Reasonably Recommend a product or service does not include any obligation: (a) to promote any product or service if there exists a good faith belief that the Prospect's requirements would not be addressed as well by such product or service as they would by some competing product or service or (b) to continue promoting the product or service if the Prospect indicates an unwillingness to consider using it.

          "Solutions" means actual or proposed total wireless data solutions to meet the needs of Prospects, which solutions utilize CDPD applications.

          ARTICLE 2 - JOINT-PROMOTION AND PROPOSALS

          2.7  Recommendation of Bell Atlantic Mobile Services and Company
               -----------------------------------------------------------
     Products. During the term of this Agreement, Company, through its Direct
     --------
     Sales Channel, shall Reasonably Recommend the Bell Atlantic Mobile Services in the Company Market Area. During the term of this Agreement, Bell Atlantic Mobile, through its Direct Sales Channel, may, but is not required to, Reasonably Recommend the Company Products in the Bell Atlantic Mobile Market Area.

          2.2  Company Proposals. From time to time during the term of this
               -----------------
     Agreement, whenever Company is considering making a Proposal involving CDPD which, in Company's reasonable judgment, may benefit from the inclusion of Bell Atlantic Mobile Services, Company shall so notify Bell Atlantic Mobile. Upon receipt of such notice, Bell Atlantic Mobile shall promptly provide to Company all sales, marketing and technical support necessary to enable Company to include in its Proposal, to the extent reasonably practical, Solutions using Bell Atlantic Mobile Services.

          2.3  Bell Atlantic Mobile Proposals. From time to time during the term
               ------------------------------
     of this Agreement, whenever Bell Atlantic Mobile is considering making a Proposal which, in Bell Atlantic Mobile's reasonable judgment, may benefit from the inclusion of Company Products, Bell Atlantic Mobile may so notify Company. Upon receipt of such notice, Company shall promptly provide to Bell Atlantic Mobile all sales, marketing and technical support necessary to enable Bell Atlantic Mobile to include in its Proposal, to the extent reasonably practical, Solutions using Company Products. Bell Atlantic Mobile may request Company's support, but Bell Atlantic Mobile shall be under no obligation to recommend Solutions containing Company Products to Bell Atlantic Mobile's Prospects.

          2.4  Responsibilities Upon Acceptance of Proposals Which Include Bell
               ----------------------------------------------------------------
               Atlantic Mobile Services and Company Products.
               ----------------------------------------------

          (a) Upon a Prospect's acceptance of a Company Proposal which includes Bell Atlantic Mobile Services or a Bell Atlantic Mobile Proposal which includes Company Products, Company and Bell Atlantic Mobile shall cooperate with each other in implementing the Proposal, which cooperation shall be deemed a joint marketing effort hereunder.

          (b) Should the Proposal be one which contemplates that Company or a Third-Party Provider is the prime contractor to the Customer, Bell Atlantic Mobile may choose to act as a subcontractor pursuant to a subcontracting agreement to be entered into between Company or such Third-Party Provider and Bell Atlantic Mobile. Should the Proposal be one which contemplates that Bell Atlantic Mobile or a Third-Party Provider is the prime contractor to the Customer, Company shall act as a subcontractor pursuant to a subcontracting agreement to be entered into between Bell Atlantic Mobile or such Third-Party Provider and Company. Upon entry into a subcontracting agreement or similar form of agreement relating to an accepted Proposal, such agreement shall thereafter govern the rights and obligations of the parties thereto with respect to the subject matter thereof, except as the parties may otherwise agree in writing.

          (c) Should the Proposal be one which contemplates that each of Company and Bell Atlantic Mobile (and, if appropriate, one or more Third-Party Providers) shall separately contract with the Customer, then each of Company and Bell Atlantic Mobile shall negotiate in good faith to enter into its own contract with such Customer (each, a "Customer Contract"). When both Company and Bell Atlantic Mobile have entered into such Customer Contracts, neither of them shall have any obligations to one another with respect to the subject matter thereof other than the obligation of reasonable coordination with each other to implement the agreed upon Solution; provided, that if either of them, by acts or omissions
               --------
     constituting bad faith or gross negligence under the Customer Contract by which such party is bound, directly or indirectly causes the other party to suffer any losses or damages, the party causing such loss or damage shall be liable to the party which has been harmed to the extent that the loss or damage was reasonably foreseeable.

          2.5  Training Regarding Bell Atlantic Mobile Services and Technology.
               ---------------------------------------------------------------
     During the term hereof, in order to enhance Company's ability to Reasonably Recommend Bell Atlantic Mobile Services and its ability to create Proposals which could include Bell Atlantic Mobile Services, and thereby to further advance both parties' purposes hereunder, Bell Atlantic Mobile shall make available to Company information designed to enhance Company's understanding of the functions and advantages of the Bell Atlantic Mobile Services and the Bell Atlantic Mobile Technology.

          2.6  Training Regarding Company Products and Technology. During the
               --------------------------------------------------
     term hereof, in order to enhance Bell Atlantic Mobile's ability to Reasonably Recommend Company Products and its ability to create Proposals which could include Company Products, and thereby to further advance both parties' purposes hereunder, Company shall make available to Bell Atlantic Mobile information designed to enhance Bell Atlantic Mobile's understanding of the functions and advantages of the Company Products.

          2.7  Obligation to Reasonably Recommend. During the term hereof,
               ----------------------------------
     Company shall not recommend any provider of CDPD other than Bell Atlantic Mobile to any Customer or potential Customer in the Bell Atlantic Mobile Market Area, except in such instances in which: (a) Company has first Reasonably Recommended Bell Atlantic Mobile Services and the Company Customer has refused to deal with Bell Atlantic Mobile, or (b) Company believes in good faith that it is unable to Reasonably Recommend the Bell Atlantic Mobile Services to such Customer or potential Customer for any of the reasons set forth in the definition of "Reasonably Recommend" elsewhere in this Agreement and, to the extent practical, it has notified Bell Atlantic Mobile of that reason and given Bell Atlantic Mobile an opportunity to respond.

          2.8  Telemarketing Services
               ----------------------

          In the event Company conducts telemarketing services on behalf of Bell Atlantic Mobile, the following shall apply:

          (a) Company agrees to conduct its telemarketing services on behalf of Bell Atlantic Mobile, in accordance with all applicable Federal, State and local laws and regulations governing advertising, marketing practices and the transaction of its business by telephone. These include, but, are not limited to, the Telephone Consumer Protection Act of 1991, the Telemarketing and Consumer Fraud and Abuse Prevention Act of 1994 and the Telemarketing Sales Rule of 1995, all Consumer Protection Acts, all tariffs, and any rules and procedures of any governmental body or Bell Atlantic Mobile relating to the sale of CRS or the sale, lease, installation, warranty service or repair of Equipment, as well as the laws and regulations of the United States Postal Service, Federal Communications Commission, Federal Trade Commission and the Federal Reserve Board.

          Further, to the extent Company records or monitors its calls, it will give appropriate notification and gain consent of participants in such calls to such monitoring and recording. Company shall provide Bell Atlantic Mobile with a plan and an audited report to demonstrate it is complying with these laws, rules and regulations.

          (b) When making outbound telemarketing calls on behalf of Bell Atlantic Mobile, Company shall only use representatives who have attended and completed training by Bell Atlantic Mobile in Bell Atlantic Mobile specific practices and procedures and the Bell Atlantic Mobile price plans Company is authorized to offer. After completion of the Bell Atlantic Mobile training, the representative shall be fully capable of handling Bell Atlantic Mobile calls in a professional, knowledgeable manner, and in strict conformance with Bell Atlantic Mobile's practices and procedures. The representatives shall also be knowledgeable about applicable Bell Atlantic Mobile price plan offers. Training provided by Bell Atlantic Mobile will be based on the applicable portions of Bell Atlantic Mobile's Training manual, including but not limited to, Bell Atlantic Mobile's products, services, price plans and coverage areas. Company employees who attend the training will be asked to sign a Bell Atlantic Mobile attendance sheet

          (c) No contract between Bell Atlantic Mobile and a Subscriber shall exist until the Service Form is accepted and approved by Bell Atlantic Mobile and the service has been activated.

          Company will provide its outbound calling list to Bell Atlantic Mobile for approval ("Preapproved List"). The list provided by Company will be on a 3.5 disk in Excel format and should include the customer's name and address, phone number and social security number (if available). Bell Atlantic Mobile will review the list and indicate which customers should not be called either because they are Bell Atlantic Mobile's current customers or are on Bell Atlantic Mobile's "Do Not Call List"). Bell Atlantic Mobile will normally return the list to Company within one (1) week after receipt. Company agrees that it shall also maintain and honor a "Do Not Call" List.

          (d) Company shall not use a Voice Response Unit during its performance under this Agreement.

          (e) In the event Company is providing similar services to other wireless providers in markets not covered by this Agreement, Company agrees that its operators who handle Bell Atlantic Mobile calls will not share the same working areas as Company operators who handle other wireless providers' calls. Further, Company shall ensure that other wireless providers: (1) will not be allowed access to Bell Atlantic Mobile documentation, (2) will not be allowed access to the area(s) where representatives are handing Bell Atlantic Mobile calls, and (3) will not have the ability to listen in to operator's who are handling Bell Atlantic Mobile's calls. Further, Company employees shall be instructed to keep Bell Atlantic Mobile information secure when not in use. Company shall also ensure that its employees are aware of the restrictions contained in the Agreement executed by the parties concerning Company's employees obligation not disclose Bell Atlantic Mobile information. Prior to implementation, Company will provide to Bell Atlantic Mobile for Bell Atlantic Mobile's prior approval, Company's plan to ensure that Company will comply with this
     Section 2.8.

          (f) Company will bear all costs for providing telemarketing services, including, but not limited to:

               (1) The time spent by its representatives during Bell Atlantic Mobile training; (2) all costs related to fulfillment of the Subscriber's order, and (3) all costs relating to the furnishing and maintaining of adequate and appropriate equipment, personnel ancillary services, office facilities, support facilities and all necessary hardware and software required to perform telemarketing sales.

          ARTICLE 3 - TECHNOLOGY DEVELOPMENT AND OWNERSHIP

          3.1  Technology Development. Bell Atlantic Mobile and Company may
               ----------------------
     cooperate with each other from time to time in developing new technology, new applications of existing technology and/or new products or product lines in order to further their mutual interests hereunder. Except as otherwise provided herein, neither party shall be under any obligation to the other to engage in such development.

          3.2  New Technology Ownership. In each event when the parties desire
               ------------------------
     to work together to develop new technology or new products, they shall negotiate to reach agreement on the ownership rights of each of them in the technology or products which are to be developed.

          ARTICLE 4 - REPRESENTATIONS AND WARRANTIES OF COMPANY AND BELL
                      ATLANTIC MOBILE

          4.1 Company hereby represents and warrants to Bell Atlantic Mobile as follows:

               4.1.1  Sufficient Rights; No Infringement. Company owns the
                      ----------------------------------
                      entire right, title and interest in and to the Company Products, or has sufficient rights therein, to utilize the Company Products for the purposes set forth herein.

                      The Company Products to be used in accordance with any arrangements contemplated by this Agreement do not infringe or violate any United States patents or any copyright, trademark, trade secret or other intellectual property rights and there are no claims of any such infringement or violation.

               4.1.2  Authority. Company has the requisite authority to enter
                      ---------
                      into this Agreement and to perform all of its obligations hereunder.

          4.2 Bell Atlantic Mobile hereby represent and warrants to company as follows:

               4.2.1  Sufficient Rights: No Infringement. Bell Atlantic Mobile
                      ----------------------------------
                      owns the entire right, title and interest in and to the Bell Atlantic Mobile Services and Bell Atlantic Mobile Technology, or has sufficient rights therein, to utilize the Bell Atlantic Mobile Services and the Bell Atlantic Mobile Technology for the purposes set forth herein. Neither the Bell Atlantic Mobile Services nor the Bell Atlantic Mobile Technology is to be used in accordance with any arrangements, contemplated by this Agreement infringe or violate any United States patents or any copyright, trademark, trade secret or any other intellectual property rights and there are no claims of any such infringement or violation.

               4.2.2  Authority. Bell Atlantic Mobile has the requisite
                      ---------
                      authority to inter into this Agreement and to perform all of its obligations hereunder.

          ARTICLE 5 - RELATIONSHIP OF THE PARTIES

          Each of the parties hereto will act as, and will be, independent contractors in all aspects of their performance of this Agreement. Neither party will act or have authority to act as an agent for the other party for any purpose whatsoever. Nothing in this Agreement will be deemed to constitute or create a joint venture, partnership, franchise, pooling arrangement, or other formal business entity or fiduciary relationship between Company and Bell Atlantic Mobile.

          ARTICLE 6 - NON-DISCLOSURE

          6.1  Non-Disclosure of Agreements. Neither party will make any
               ----------------------------
     disclosure regarding the terms of this Agreement or the business arrangements described herein without obtaining the prior written consent of the other party; provided, however, that (i) the parties may communicate
                         --------  -------
     with Customers and Prospects to the extent reasonably required to perform hereunder (but will obtain prior written approval of the other party hereto before identifying such party in advertisements, mass mailings or general publicity); (ii) each party will be permitted to make such disclosures as are required by legal or regulatory requirements applicable to, and beyond the reasonable control of, the party; and (iii) either party may disclose the terms of this Agreement and the business arrangements described herein to employees of their affiliates who have a need to know.

          6.2  Confidential Information. The parties recognize that in the
               ------------------------
     course of negotiating and performing this Agreement both parties have had and will continue to have access to certain confidential or proprietary information belonging to the other and each desires that any such confidential and proprietary information remain confidential. Each party agrees that, both during the term hereof and for a period of two (2) years after the termination of this Agreement such party will use the same means it uses to protect its own confidential proprietary information, but in no event less than reasonable means, to prevent the disclosure and to protect the confidentiality of both (i) written information received from the other party which is marked or identified as confidential, and (ii) oral or visual information identified as confidential at the time of disclosure which is summarized in writing and provided to the other party in such written form promptly after such oral or visual disclosure ("Confidential Information"). The foregoing
                                      ------------------------
     will not prevent either party from disclosing Confidential Information which belongs to such party that is (i) already known by the recipient party without an obligation of confidentiality, (ii) publicly known or becomes publicly known through no unauthorized act of the recipient party,
     (iii) rightfully received from a third party, (iv) independently developed by the recipient party without use of the other party's Confidential Information, (v) disclosed without similar restrictions to a third party by the party owning the Confidential Information, (vi) approved by the other party for disclosure, or (vii) required to be disclosed pursuant to a requirement of a governmental agency or law so long as the disclosing party provides the other party with notice of such requirement prior to any such disclosure. Nothing herein shall restrict Company from disclosing to a third party that it has an exclusive relationship with Bell Atlantic Mobile.

          6.3  Remedies. Each party acknowledges that the other would suffer
               --------
     irreparable damage in the event of any breach of the provisions of this
     Article 6. Accordingly, in such event, a party will be entitled to temporary, preliminary and final injunctive relief, as well as any other applicable remedies at law or in equity against the party who has breached or threatened to breach this Article 6.

          6.4  No Rights Granted. Nothing contained in this Agreement shall be
               -----------------
     construed as granting or conferring any rights by license or otherwise in any Confidential Information disclosed to the receiving party. All Confidential Information shall remain the property of the disclosing party and shall be returned by the receiving party to the disclosing party upon request. All notes, abstracts, memoranda, or other documents prepared by receiving party which contain Confidential Information or any discussion thereof, shall be destroyed or returned to the disclosing party upon written request. If the parties hereto decide to enter into any licensing arrangement regarding any Confidential Information or present or future patent claims disclosed hereunder, it shall only be done on the basis of a separate written agreement between them. No disclosure of any Confidential Information hereunder shall be construed a public disclosure of such Confidential Information by either party for any purpose whatsoever.

          6.5  Limitation on Obligations. The furnishing of Confidential
               -------------------------
     Information hereunder shall not obligate either party to enter into any further agreement of negotiation with the other or to refrain from entering into an agreement or negotiation with any other party.

          ARTICLE 7 - TERM AND TERMINATION

          7.1  Term and Termination.
               --------------------

          (a) Subject to the termination provisions below, this Agreement shall take effect upon execution of this Agreement by the parties and shall continue for a period of one (1) year from the date hereof. Thereafter, this Agreement may be extended for four (4) additional one-year terms unless terminated by either party within sixty (60) days of the expiration of the then current Term. The initial Term, including all renewal Terms, shall not exceed five years.

          (b) This Agreement may be terminated by either party with or without cause by giving thirty (30) days' prior written notice to the other (to the attention of the person signing this Agreement on behalf of such other party). Upon material breach or default under this Agreement by either party, if the other party gives notice of such breach or default and the same is not reasonably susceptible of cure within thirty (30) days, then without limitation of any other remedy available hereunder, the non-defaulting party may terminate this Agreement immediately by delivery of a notice of termination simultaneously with the notice of default or at any time thereafter. This Agreement may be immediately terminated without prior written notice at the option of Bell Atlantic Mobile in the event that Company violates any of the conditions of Article 6 relating to the Confidential Information of Bell Atlantic Mobile or Company shall have ceased business, been adjudged bankrupt or insolvent, made an assignment for the benefit of creditors, and/or filed for a petition in bankruptcy or reorganization.

          (c) Following expiration or termination of this Agreement, except for the obligations of the parties set forth in Section 7.3 below, the parties will have no further obligation or responsibility to each other.

          7.2  No Waiver. The right of either party to terminate this Agreement
               ---------
     hereunder shall not be affected in any way by its waiver of or failure to take action with respect to any previous default.

          7.3  Survival of Obligations upon Expiration of Term or Termination of
               -----------------------------------------------------------------
     Agreement. (a) All obligations of the parties arising hereunder and
     ---------
     relating to any Proposal or joint Customer relationship existing on the date of expiration or termination (other than obligations to recommend or jointly market each others products and services) shall continue in full force and effect subsequent to and notwithstanding the termination or expiration of this Agreement until all such obligations are satisfied in full. The termination or expiration of this Agreement shall in no way affect the rights and obligations of Bell Atlantic Mobile and Company under any then existing subcontracting agreement or similar form of agreement between the parties, except to the extent set forth therein.

          (b) All representations, warranties and covenants of the parties set forth in Section 4 and Section 8 shall survive the termination of this Agreement for a period of two (2) years (the "Two-Year Period"); provided,
                                                                      --------
     however. (i) if a claim or allegation of infringement of any U.S. patent or
     -------
     any trademark, copyright, trade secret or other intellectual property right is made during the Two-Year Period, then, with respect to such claim or allegation, the indemnification provisions of Sections 8.1 and 8.2 shall survive beyond the Two-Year Period and (ii) if a claim or demand covered by
     Section 8.3 is made within the Two-Year Period, then, with respect to such claim or demand, the indemnification provisions of Section 8.3 shall survive beyond the Two-Year Period.

          ARTICLE 8 - INDEMNIFICATION

          8.1 (a) Company shall defend, indemnify, and hold harmless Bell Atlantic Mobile, Bell Atlantic Mobile's parent and affiliated companies, and Bell Atlantic Mobile's customers (each, an "Indemnified Party") for any loss, damage, expense or liability that may result by reason of any infringement or claim or allegation of infringement of any U.S. patent or any trademark, copyright, trade secret or other intellectual property rights by any Company Products furnished by Company hereunder or as contemplated hereby and to pay costs, expenses, attorney's fees and damages resulting from any claim, suit, settlement or judgment provided that Company is notified promptly in writing of the claim or suit and at Company's request and at its expense is given control of said suit and at Company's expense, all reasonable requested assistance for defense of same. If a settlement or judgment involves a license, then Company shall obtain for Indemnified Party and pay the cost of the license, so that Company Products furnished hereunder or as contemplated hereby will be licensed.

          (b) If the use, manufacture or sale of any Company Product furnished hereunder is claimed to infringe any U.S. patent or any trademark, copyright, trade secret or other intellectual property rights, at Indemnified Party's option and at no expense to Indemnified Party, Company shall obtain for the Indemnified Party the right to use or sell said product(s) or technology or shall substitute an equivalent product reasonably acceptable to Indemnified Party and extend this indemnity thereto or shall accept the return of the product(s) and reimburse Indemnified Party the purchase price therefor. This indemnity extends to any claim or suit based upon any infringement or alleged infringement of any patent, trademark, copyright, trade secret or other intellectual property rights by the reasonably foreseeable alteration by Indemnified Party of any Company Products furnished by Company and by the foreseeable combination of any Company Products furnished by Company and other elements.

          (c) Bell Atlantic Mobile shall, at Company's expense, respond to, and assist Indemnified Party to respond to, informal and formal allegations, notifications and claims of infringement in connection with the Company Products furnished hereunder or as contemplated hereby and will assist Indemnified Party to evaluate the merits of any such allegations, notifications or claims.

          (d) Company further agrees to coordinate, form, and cooperate in a joint defense with other vendors that supply products to Indemnified Party that are alleged to commonly or in combination with the Company Products furnished hereunder or as contemplated hereby, infringe. The joint defense shall, at its expense, retain independent outside counsel acceptable to Indemnified Party to coordinate defense activities. Indemnified Party retains the right to implead Company in the event of a suit.

          8.2 (a) Bell Atlantic Mobile shall defend, indemnify, and hold Company harmless, and Company's customers ("Indemnified Party") for any loss, damage, expense or liability that may result by reason of any infringement or claim or allegation of infringement of any U.S. patent or any trademark, copyright, trade secret or other intellectual property rights by Bell Atlantic Mobile's CDPD service furnished by Bell Atlantic Mobile hereunder or as contemplated hereby and to pay costs, expenses, attorney's fees and damages resulting from any claim, suit, settlement or judgment provided that Bell Atlantic Mobile is notified promptly in writing of the claim or suit and at Bell Atlantic Mobile's request and at its expense is given control of said suit and at Bell Atlantic Mobile's expense, all reasonable requested assistance for defense of same. If a settlement or judgment involves a license, then Bell Atlantic Mobile shall obtain for Indemnified Party and pay the cost of the license, so that the CDPD service furnished hereunder or as contemplated hereby will be licensed.

          (b) If the use, manufacture or sale of Bell Atlantic Mobile's CDPD Service furnished hereunder is claimed to infringe any U. S. patent or any trademark, copyright, trade secret or other intellectual property rights, at Indemnified Party's option and at no expense to Indemnified Party, Bell Atlantic Mobile shall obtain for the Indemnified Party the right to use or sell said product(s) or technology or shall substitute an equivalent service.

          (c) Company shall at Bell Atlantic Mobile's expense, respond to, and assist Indemnified Party to respond to, informal and formal allegations, notifications and claims of infringement in connection with the service furnished hereunder or as contemplated hereby and will assist Indemnified Party to evaluate the merits of any such allegations, notifications or claims.

          8.3  Payment of Taxes and Indemnification. (a) Neither Party nor their
               ------------------------------------
     officers and directors and its associated personnel and employees (all hereinafter designated "employees") shall be deemed to be employees of the other Party, it being understood that each Party is an independent contractor for all purposes and at all times; and each Party shall be solely responsible for the withholding or payment of all Federal, State and local Personal Income Taxes, Social Security, Unemployment and Sickness Disability Insurance and other payroll taxes with respect to its employees, including contributions from them when and as required by law.

          (b) Company shall defend, indemnify, and save harmless Bell Atlantic Mobile and its successors and assigns and its employees and Companys and their heirs, legal representatives and assigns from any and all claims or demands whatsoever, including the costs, expenses and reasonable attorney's fees incurred on account thereof, that may be made by any person, specifically including, but not limited to, employees of the Company, including, but not limited to, claims for bodily injury (including death to persons) or damage to property (including theft) occasioned by or alleged to have been occasioned by the negligent acts or omissions of the Company, its employees or persons furnished by the Company whether negligent or otherwise.

          (c) Company shall defend Bell Atlantic Mobile at Bell Atlantic Mobile's request, against any such liability, claim or demand. The foregoing indemnification shall apply whether Company or Bell Atlantic Mobile defends such suit or claims and whether the death, injury or property damage is caused by the sole acts or omissions of Company or by the concurrent acts or omissions of Bell Atlantic Mobile or Company hereunder. Bell Atlantic Mobile agrees to notify Company promptly of any written claim or demands against Bell Atlantic Mobile for which Company is responsible hereunder.

          ARTICLE 9 - GENERAL

          9.1  Assignment. This Agreement is personal to each party hereto and
               ----------
     neither may assign or otherwise transfer its rights or delegate its duties hereunder without the prior written consent of the other, which consent shall not be unreasonably withheld; provided, however, either party may
                                         --------  -------
     upon written notice to the other assign any of its rights or obligations hereunder to (i) an Affiliate of the assigning party or (ii) the purchaser of or successor in interest to all or substantially all of the assigning party's assets, unless (with respect to an assignment by Company) in the reasonable judgment of Bell Atlantic Mobile the assignee is a competitor of Bell Atlantic Mobile, in which case the assignment by Company shall not be valid or binding between the parties without Bell Atlantic Mobile's prior written consent.

          9.2  Amendment. This Agreement and the Schedules and Exhibits attached
               ---------
     hereto shall not be deemed or construed to be modified, amended, or waived, in whole or in part, except by written agreement duly executed by the parties to this Agreement.

          9.3  Severability. In the event any provision hereof shall be deemed
               ------------
     invalid or unenforceable by any court or governmental agency of competent jurisdiction, such provision shall be deemed severed from this Agreement and all remaining provisions shall be afforded full force and effect as if such severed provision had never been a provision hereof.

          9.4  Execution. At the time of execution of this Agreement, the
               ---------
     parties shall cause their authorized officers to execute two original copies of this Agreement. One executed copy together with one initialed copy of each schedule and attachment hereto shall be maintained by the parties at their respective offices.

          9.5  Compensation. Bell Atlantic Mobile shall pay Company Compensation
               ------------
     ("Commission") upon the sale of both Bell Atlantic Mobile Services and Company Products to any Customer procured through the joint efforts of Company in accordance with the attached Exhibit B, which may be amended by Bell Atlantic Mobile from time to time, provided that Company is in full compliance with the terms and conditions herein. Bell Atlantic Mobile, may from time to time, add, delete or modify any Bell Atlantic Mobile services and the Commission paid for same. Each Customer shall be deemed effective upon activation by Bell Atlantic Mobile.

          Any Compensation or other fee paid by Bell Atlantic Mobile under this Agreement shall not be contested by Company unless Company shall provide Bell Atlantic Mobile, in writing within five (5) business days of issuance of said Compensation or fee, notice that Company in good faith believes payment to be incorrect, a detailed statement of the reason why the Company believes there is an error, and all documentation including but not limited to: Service orders, inventory reports, canceled checks, installment sales contracts, etc., in support of Company's belief. Any objections not raised by Company in this manner will be deemed waived. If this Agreement is terminated for any reason, Bell Atlantic Mobile may withhold payment of Compensation then due until all matters relating to the termination of the agency, including equipment, and matters under any other agreement between the parties, are settled. Company agrees that at any time, regardless of whether this Agreement is in effect or not, any past due monies owed to Bell Atlantic Mobile by Company under this Agreement or any other agreement between the parties may be offset against commissions or other monies due Company. If there are insufficient amounts owed Company by Bell Atlantic Mobile to effect such reduction, Company shall pay any remaining sums to Bell Atlantic Mobile immediately upon demand.

          9.6  Injunctive Relief. The parties recognize and agree that money
               -----------------
     damages are an inadequate remedy for breach of the provisions contained in
     Article 9.17 and Article 6 above, and further recognize that such breach would result in irreparable harm to the party against whom such breach is committed. Therefore, in the event of a breach or threatened breach of any such provision, the breaching party may be enjoined from engaging in any activity proscribed by such provision by a court of competent jurisdiction. Injunctive relief pursuant to this Section shall be in addition to all remedies available at law or in equity to a party arising from a breach of such provisions by the other party.

          9.7  Excused Performance. The parties shall not be liable for any
               -------------------
     failure to perform under this Agreement or any default due to fire, electrical failure, flood or similar act of God, embargo, or governmental restrictions which prevent the parties from performing in the normal and usual course of their businesses, provided they undertake diligent action to cure such failure and mitigate damage.

          9.8  Headings. The headings of this Agreement are intended solely for
               --------
     the convenience of reference and shall be given no effect in the construction of this Agreement.

          9.9  Number, Gender. The masculine, feminine, singular and plural of
               --------------
     any word or words shall be deemed to include and refer to the gender and number appropriate in the context.

          9.10 Notices. Except as otherwise provided in this Agreement, all
               -------
     notices or other communications which are required or permitted hereunder shall be in writing and shall be valid and sufficient if delivered by: a) registered or certified mail, postage prepaid; b) hand delivery; c) overnight courier prepaid; or d) via facsimile transmission upon electronic confirmation of receipt, as follows:

     To                  Bell Atlantic Mobile:
                         180 Washington Valley Road
                         Bedminster, NJ 07921
                         Attn.:  Robert J. Hirsh, Director
                                 Wireless Data Distribution
                                 Phone: (908) 306-7520
                                 Facsimile: (908) 306-7541

     With a Copy to:     Bell Atlantic Mobile
                         180 Washington Valley Road
                         Bedminster, NJ 07921
                         Attn.:  Frances Dommeleers
                                 Staff Director, Contracts
                                 Phone: (908) 306-7197
                                 Facsimile: (908) 306-4304

     To Company:         VECTORLINK, INC.
                         45635 Northport Loop East
                         Fremont, CA 94538
                         Attn.:  Mr. Amin Mufti
                                 Vice President, Business Development
                         Phone:      510 668-1638
                         Facsimile:

          9.11 Counterparts. This Agreement may be signed in two or more
               ------------
     counterparts, each of which shall be considered an original and which shall, taken together, constitute this Agreement.

          9.12  No Third Party Beneficiaries. Nothing in this Agreement is
                ----------------------------
     intended or shall be construed or interpreted to give any person or entity other than the parties hereto any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

          9.13  Governing Law. Except to the extent explicitly provided
                -------------
     elsewhere in this Agreement, the interpretation and enforcement of this Agreement and all matters arising out of or relating to it shall be governed by New York law without regard to its conflict of laws provisions except for New York General Obligations Law Section 5-1401.

          9.14  Entire Agreement. This Agreement constitutes the entire
                ----------------
     agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, whether written or oral, between the parties with respect to such subject matter, and there are no representations, understandings or agreements relating to this Agreement that are not fully expressed in this Agreement.

          9.15  Procedure. (a) Each party shall appoint an individual from its
                ---------
     organization to interface with the other party on any issues arising out of this Agreement, and shall promptly notify the other party of such appointment.

          (b) Bell Atlantic Mobile and Company will jointly conduct an annual meeting to review performance and set objectives for the new year.

          9.16  No Representations. Bell Atlantic Mobile shall not make any
                ------------------
     representations or warranties to third parties on behalf of Company, and if any such representations or warranties are made they shall have no force or effect on Company. Company shall not make any representations or warranties to third parties on behalf of Bell Atlantic Mobile, and if any such representations or warranties are made they shall have no force or effect on Bell Atlantic Mobile.

          9.17  Publicity and Advertising. Without the prior written consent of
                -------------------------
     the other party, no party hereto will disclose to any person the terms and conditions of this Agreement, except as may be required by law and then only in compliance with ARTICLE 6.2. Each party shall submit to the other party advertising, sales promotion, press releases and other publicity matters relating to the other party wherein such party's name or marks is mentioned or language from which the connection of said names or marks therewith may be inferred or implied. A party shall not publish or use such advertising, sales promotion, press releases, or publicity matters without the other party's prior written approval

          9.18  Trademark Guidelines. Each party hereto shall comply with the
                --------------------
     other party's reasonable written guidelines with respect to the use of such other party's trademarks and/or service marks and for quality control in connection with such party's trademarked products and/or service-marked services.

          Company shall not register or otherwise use the Licensed Marks or any portion of the Licensed Marks as an Internet domain name or other Internet address.

          9.19  DAMAGES. NO SPECIAL, CONSEQUENTIAL OR INDIRECT DAMAGES MAY BE
                -------
     AWARDED TO EITHER PARTY IN CONNECTION WITH ANY ACTION, CLAIM, PROCEEDING OR SUIT ARISING HEREUNDER.

          ARTICLE 10 - ACKNOWLEDGEMENTS AND REPRESENTATIONS.

          Company acknowledges that it has not received or relied upon, any guaranty, express or implied, as to the amount of commissions or other revenue that it may earn as a result of its relationship with Bell Atlantic Mobile. Company represents and warrants that:

          (a) the execution, delivery and/or performance of this Agreement will not conflict with or result in any breach of any provision of the charter or by-laws of Company or any agreement, contract or legally binding commitment or arrangement to which Company is a party, and

          (b) Company is not subject to any limitation or restriction (including, without limitation, noncompetition, and confidentiality arrangements) which would prohibit, restrict or impede the performance of any of Company's obligations under this Agreement.

          This Agreement does not constitute a joint venture, partnership, employment, or similar relationship among the parties, and, unless authorized in writing, neither Bell Atlantic Mobile nor Company shall make any express or implied agreements, guarantees or representations, or incur any indebtedness or obligations, in the name of or on behalf of the other.

          ARTICLE 11 - INDEPENDENT INVESTIGATION

          BELL ATLANTIC MOBILE AND COMPANY ACKNOWLEDGE THEY HAVE READ THIS AGREEMENT AND UNDERSTAND AND ACCEPT THE TERMS, CONDITIONS, AND COVENANTS CONTAINED HEREIN AS BEING REASONABLY NECESSARY TO MAINTAIN BELL ATLANTIC MOBILE'S HIGH STANDARDS FOR SERVICE. COMPANY ACKNOWLEDGES AND UNDERSTANDS THAT BELL ATLANTIC MOBILE MAY AT ANY TIME ALSO BE ENGAGED DIRECTLY OR INDIRECTLY THROUGH ITS DIRECT SALES FORCE, COMPANIES, OTHER RETAILERS, OR OUTLETS OF ANY KIND, IN SOLICITING POTENTIAL SUBSCRIBERS FOR THE SERVICE OR OTHER SERVICES OR PRODUCTS OR FOR THE SALE, LEASE, INSTALLATION, REPAIR, OR SERVICING OF EQUIPMENT IN THE MARKET. COMPANY ALSO ACKNOWLEDGES AND UNDERSTANDS THAT BELL ATLANTIC MOBILE MAY SELL THE SERVICE TO OTHERS WHO MAY RESELL IT. COMPANY HAS INDEPENDENTLY INVESTIGATED THE SERVICE OR EQUIPMENT SALES BUSINESS AND THE PROFITABILITY (IF ANY) AND RISKS THEREOF AND IS NOT RELYING ON ANY REPRESENTATION, GUARANTEE, OR STATEMENT OF BELL ATLANTIC MOBILE OTHER THAN AS SET FORTH IN THIS AGREEMENT.

          IN PARTICULAR, COMPANY ACKNOWLEDGES THAT BELL ATLANTIC MOBILE HAS NOT
REPRESENTED: (A) COMPANY'S PROSPECTS OR CHANCES FOR SUCCESS SELLING SERVICES UNDER THIS AGREEMENT: (B) THE TOTAL INVESTMENT THAT COMPANY MAY NEED TO MAKE TO OPERATE UNDER THIS AGREEMENT (BELL ATLANTIC MOBILE DOES NOT KNOW THE AMOUNT OF THE TOTAL INVESTMENT THAT MAY BE REQUIRED FOR THIS PURPOSE); OR (C) THAT IT WILL LIMIT ITS EFFORTS TO SELL SERVICE OR ESTABLISH OTHER COMPANIES OR RETAILERS IN THE AREA.

          COMPANY ALSO ACKNOWLEDGES THAT BELL ATLANTIC MOBILE HAS NOT REPRESENTED TO IT THAT: (A) BELL ATLANTIC MOBILE WILL PROVIDE LOCATIONS OR ASSIST COMPANY TO FIND LOCATIONS TO PROMOTE THE SALE OF SERVICE UNDER THIS AGREEMENT; (B) BELL ATLANTIC MOBILE WILL PURCHASE ANY PRODUCTS MADE BY COMPANY THAT ARE IN ANY WAY ASSOCIATED WITH THE SERVICE SOLD BY COMPANY UNDER THIS AGREEMENT; (C) COMPANY WILL DERIVE INCOME FROM THE SALE OF BELL ATLANTIC MOBILE'S SERVICES UNDER THIS AGREEMENT, OR BELL ATLANTIC MOBILE WILL REFUND ANY PAYMENTS MADE BY COMPANY TO BELL ATLANTIC MOBILE UNDER THIS AGREEMENT; OR (D) BELL ATLANTIC MOBILE WILL PROVIDE A SALES OR MARKETING PROGRAM THAT WILL ENABLE COMPANY TO DERIVE INCOME UNDER THIS AGREEMENT.

          COMPANY FURTHER ACKNOWLEDGES THAT BELL ATLANTIC MOBILE HAS NOT MADE ANY REPRESENTATIONS. REGARDING: (A) THE QUANTITY OR QUALITY OF SERVICE TO BE SOLD BY COMPANY OTHER THAN AS STATED IN THIS AGREEMENT; (B) THE PROVISION BY BELL ATLANTIC MOBILE TO COMPANY OF TRAINING AND MANAGEMENT ASSISTANCE; (C) THE AMOUNT OF PROFITS, NET OR GROSS, THAT COMPANY CAN EXPECT FROM ITS OPERATIONS UNDER THIS AGREEMENT; (D) THE SIZE (OTHER THAN THE GEOGRAPHIC AREA), CHOICE POTENTIAL, OR DEMOGRAPHIC NATURE OF THE MARKET IN WHICH BELL ATLANTIC MOBILE'S SERVICE IS AVAILABLE OR THE NUMBER OF OTHER RETAILERS OR COMPANYS THAT ARE OR MAY IN THE FUTURE OPERATE IN THAT AREA, OR (E) THE TERMINATION, TRANSFER OR RENEWAL PROVISIONS OF THIS AGREEMENT OTHER THAN AS SET FORTH IN THE AGREEMENT. COMPANY ACKNOWLEDGES THAT IT UNDERSTANDS THAT IT WILL NOT OBTAIN ANY EXCLUSIVE RIGHTS UNDER THIS AGREEMENT EITHER WITH RESPECT TO TERRITORY OR OTHERWISE, AND UNDERSTANDS THAT BELL ATLANTIC MOBILE MAY APPOINT OTHER COMPANYS OR RETAILERS IN THE MARKET AFFECTED BY THIS AGREEMENT. COMPANY ALSO ACKNOWLEDGES THAT BELL ATLANTIC MOBILE CANNOT CALCULATE IN ADVANCE THE TOTAL AMOUNT THAT BELL ATLANTIC MOBILE WILL PAY TO COMPANY UNDER THIS AGREEMENT AS THAT AMOUNT DEPENDS ON THE QUANTITY OF SERVICE THAT SUBSCRIBERS PURCHASE FROM BELL ATLANTIC MOBILE.

          ARTICLE 12 - LIMITED LIABILITY

          NEITHER PARTY SHALL BE LIABLE TO OTHER PARTY FOR ANY CONSEQUENTIAL, INCIDENTAL, INDIRECT, PUNITIVE, OR SPECIAL DAMAGES, INCLUDING, BUT NOT LIMITED TO LOST PROFITS, LOST BUSINESS, OR OTHER COMMERCIAL OR ECONOMIC LOSS, WHETHER SUCH DAMAGES ARE CLAIMED FOR BREACH OF CONTRACT, NEGLIGENCE OR OTHERWISE AND WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

          13.  DISPUTE RESOLUTION AND ARBITRATION.

               13.1.  Coverage. This Section 13 governs all disputes, claims, or
                      --------
          causes of action between the parties. It applies not only to all alleged disputes, claims, or causes of action arising out of or relating to this Agreement, but to all other alleged disputes, claims, or causes of action between the parties that may currently exist or that may in the future arise for any reason.

               13.2.  Written Notice Required. Neither party may pursue any
                      -----------------------
          alleged dispute, claim, or cause of action against the other party, except to the extent that emergency injunctive relief or a temporary restraining order may be necessary, without first providing written notice of such alleged dispute, claim, or cause of action to such other party.

               13.3.  Negotiation Required. Within thirty days of any written
                      --------------------
          notice of an alleged dispute, claim, or cause of action, the parties shall meet in person or by telephone and attempt in good faith to negotiate a resolution of the alleged dispute, claim, or cause of action. If the party receiving the notice refuses to meet, this thirty day period will be deemed to have expired upon the date of such refusal, if it is sooner than thirty (30) days.

               13.4.  When Arbitration May Be Initiated. Except as provided in
                      ---------------------------------
          Subsections 13.2 and 13.6, no arbitration or action may be commenced with respect to any alleged dispute, claim, or cause of action until the period prescribed in Subsection 13.3 has expired. If, upon the expiration of such period (or such longer period to which the parties may have agreed in writing in seeking in good faith to negotiate a resolution of the alleged dispute, claim, or cause of action) no negotiated resolution has been reached, the party that gave notice may initiate arbitration.

               13.5.  Tolling and Confidentiality During Negotiation. From the
                      ----------------------------------------------
          date of any written as prescribed notice in Subsection 13.2 until expiration of the negotiation period as prescribed in Subsection 13.4, any statutes of limitations applicable to the alleged dispute, claim, or cause of action described in such notice shall be tolled. No admission, statement, or document by either party made as part of an attempt in good faith to negotiate pursuant to Subsection 13.3 may be used in any fashion in any arbitration or action. Any such admission, statement, or document by either party shall be deemed confidential and made pursuant to any applicable settlement privilege. The making of any such admission, statement, or document shall not, however, preclude the admission of any evidence that would otherwise be admissible in an arbitration or action.

               13.6.  Arbitration. Arbitration shall be the exclusive means of
                      -----------
          resolving any alleged dispute, claim, or cause of action between the parties that cannot be resolved by negotiation as prescribed in Subsection 13.3. Neither party may commence any action in any court except to enforce this obligation to arbitrate, enforce any arbitration award, or in aid of arbitration to the extent that emergency injunctive relief or a temporary restraining order may be necessary to prevent irreparable injury or preserve the status quo pending decision of an issue by an arbitrator or arbitrators.

               13.7.  Arbitration Rules. Any arbitration and counterclaim in
                      -----------------
          arbitration between the parties shall be initiated under and governed by the Wireless Industry Arbitration Rules (the "WIA Rules") of the American Arbitration Association (the "AAA"), as modified by this Agreement and any other written modification to which both parties agree.

                      13.7.1. Any arbitration shall be held in New York City.

                      13.7.2. If either party commences arbitration in the
               manner described above, the dispute will be subject to expedited, binding arbitration before three (3) independent arbitrators familiar with the wireless telecommunications industry. Such arbitration shall be held in New York City, New York pursuant to the American Arbitration Association ("AAA") Rules in effect at the time of the dispute. Each party shall select one (1) arbitrator within twenty (20) days of initiation of arbitration. The two (2) arbitrators selected shall in turn select a third arbitrator. If the arbitrators selected by the parties cannot agree on a third arbitrator, the third arbitrator shall be selected from the AAA's Commercial Panel, Telecommunications Panel or Large/Complex Case Panel as provided by the WIA Rules.

                      13.7.3. No fast track arbitration as defined in the WIA
               Rules shall be available or applied to either party.

                      13.7.4. No arbitration pursuant to this Section 13 may
               proceed on a class basis, or be consolidated with any other arbitration, without the written consent of both parties.

                      13.7.5. Any arbitration award may be reviewed pursuant to
               Rule L-6 of the WIA Rules.

                      13.7.6. Judgment may be entered on any final arbitration
               award in any court of competent jurisdiction.

                      13.7.7. No arbitration award may include any award of
               attorney's fees (except as may be required by any statute preempting the Federal Arbitration Act to such extent), punitive damages, exemplary damages, or treble or other multiple damages. No arbitration award may reform or amend this Agreement.

                      13.7.8. Any arbitration award must include a statement by
               the arbitrator or arbitrators of the reasons for the award.

               13.8.  Severance. If any action or judicial proceeding is
                      ---------
          commenced involving the parties, and any alleged dispute, claim, or cause of action arises between the parties in such action or proceeding, such alleged dispute, claim, or cause of action shall be severed for resolution pursuant to the provisions of this Agreement. If any third party not subject to the provisions of this Agreement is a necessary party to any alleged dispute, claim, or cause of action between the parties, and such third party refuses to consent to arbitration pursuant to this Agreement, all issues that can be resolved without such third party shall remain subject to this Agreement and be severed and resolved before any other issues.

               13.9.  The Federal Arbitration Act Applies. This Agreement
                      -----------------------------------
          involves interstate commerce and is subject to the Federal Arbitration Act, 9 U.S.C. (S)(S) 1-16. The Federal Arbitration Act preempts any inconsistent state or local law, rule, or regulation concerning arbitration.

               13.10. Confidentiality. In addition to the provisions of
                      ---------------
          Subsection 13.5, neither party shall disclose to any third party any admission, statement, or document of the other produced or used in negotiation or arbitration, or disclose to any third party the proceedings or outcome of any negotiation or arbitration. This Subsection 13.10 shall not preclude disclosure to an arbitrator or arbitrators or the AAA or, to the extent such persons agree to be bound by this Subsection 13.10, to the parties' parents, subsidiaries, affiliates, officers, directors, and professional advisors. This Subsection 13.10 also shall not preclude any disclosure required by law or disclosure to any third party of the fact and amount of any final arbitration award.

               13.11. Waiver of Trial by Jury. In the event that the Resolution
                      -----------------------
          of Disputes/Arbitration Clause is deemed to be not enforceable, with respect to any judicial action which may arise under or with respect to this Agreement, or any relationship or dealings between the parties that arise out of or by virtue of this Agreement, each party agrees to waive trial by jury. Company consents to the bringing of any such action under this Agreement to New York.

          ARTICLE 14 - CLEAR DISCLOSURE

          Company will only be permitted to activate Customers on Bell Atlantic Mobile service under the following terms and conditions:

          Company shall ensure that each Customer activated by Company has read and understands the terms and conditions of the Data Service Order under which Bell Atlantic Mobile will provide service to the Customer.

          Company shall indemnify, defend, and hold Bell Atlantic Mobile harmless from any and all claims, demands and causes of action whatsoever asserted against Bell Atlantic Mobile due to a claim that the Customer was not informed that service activated under the Bell Atlantic Mobile Data Service Order was subject to its terms and conditions.

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement in counterparts on the day and year written below.

CELLCO PARTNERSHIP
by Bell Atlantic Mobile, Inc.
its managing general partner                 VECTORLINK, INC.

By:    /s/ Gary Schulman                     By:  /s/ Amin Mufti
       ---------------------------------          ------------------------------
           (REGIONAL PRESIDENT)

Title: Executive Vice President & COO        Title: VP Business Development
       ---------------------------------            ----------------------------

Name:  Jack D. Plating By Gary Schulman      Name: Amin Mufti
       ---------------------------------           -----------------------------

Date:            6/25/99                     Date:         6/23/99
       ---------------------------------           -----------------------------

                               TABLE OF EXHIBITS
                               -----------------


1)   EXHIBIT A:  AUTHORIZED LOCATIONS


2)   EXHIBIT B:  COMPENSATION


3)   EXHIBIT C:  NON-DISCRIMINATION COMPLIANCE AGREEMENT


4)   EXHIBIT D:  COOPERATIVE ADVERTISING PROGRAM AGREEMENT


5)   EXHIBIT E:  ADVERTISING GUIDELINES FOR SALES AGENTS

                                                                       EXHIBIT A



AUTHORIZED LOCATIONS TO DO BUSINESS:         WASHINGTON/BALTIMORE MSAs and
                                             LICENSED RSAs

================================================================================
                 BELL ATLANTIC MOBILE PRIMARY SERVING MARKETS
--------------------------------------------------------------------------------
Market Name

--------------------------------------------------------------------------------
MSAs Licensed

--------------------------------------------------------------------------------
Washington, DC-MD MSA
Baltimore, MD MSA



--------------------------------------------------------------------------------
RSAs Licensed
--------------------------------------------------------------------------------

Delaware 1 - KENT                               Virginia 10 - FREDERICK (B1)
Maryland 2 - KENT                               Virginia 11 - MADISON
Maryland 3 - FREDERICK                          Virginia 12 - CAROLINE

================================================================================

2.   SPECIFIC LOCATIONS IN WHICH COMPANY IS AUTHORIZED TO DO BUSINESS:

          45635 Northport Loop East
          Fremont, CA 94538

This Agreement shall be effective upon execution by Bell Atlantic Mobile.
     Bell Atlantic Mobile

EXHIBIT B

                          COMPANY COMMISSION SCHEDULE
                          ---------------------------

I. Subject to the terms set forth in Paragraph II, III, and IV below and subject to change on notice from BAM, the following commission schedule applies:

BAM ("BAM") will pay Company a commission ("Commission") for CDPD Activations in the Area as set forth in Exhibit A. Company will receive a Residual Usage Commission for new Subscribers enrolled on BAM's Internet Service or other CDPD price plans.

Upon the sale of both BAM Services and Company's products to any Customer procured through the joint efforts of Company and BAM, and provided Company has committed through Customer's contract to provide:

 .    successful installation of host software and hardware with backend connectivity
 .    successful installation of mobile software and hardware with wireless connectivity
 .    successful configuring of all software and hardware to BAM Network specifications
 .    providing customer with first line Help Desk support
 .    thorough training of host and mobile system users
 .    submission of necessary information to BAM for Subscriber to receive IP
     Address

1.   RESIDUAL USAGE COMMISSION
     -------------------------

       ====================================================================
         Service       Activation          Co-op               Residuals
                       Commission   Advertising Allowance
       --------------------------------------------------------------------
       CDPD Plans          $0                $0                   [*]
       ====================================================================

Upon the sale of BAM's CDPD Services, BAM shall each month pay to Company a Commission equal to [*] of BAM's collected monthly revenues in BAM's Area resulting from the sale of BAM CDPD Services only to each Customer ("Residual"). Such monthly revenue shall not include taxes, surcharges or other fees, Access, Port Charges or Visiting Charges. In no event will BAM have any obligation to pay in excess of the Residual of its revenue to Company. BAM shall have no obligation to pay a Residual to Company with respect to services provided by other CDPD carriers outside of the BAM Market Area, regardless of whether such services are provided at BAM's request or whether BAM receives any Commission with respect to such services.

Residual shall be payable monthly following the month in which revenues are received. BAM shall give Company reasonable financial information relating to Customers covered by this Commission Agreement for the purpose of ascertaining the amount of Commission due to Company. The Residual will continue to be paid for the initial term of this Agreement for the period of time that the Subscriber remains a BAM Subscriber. Such period of time not to exceed three (3) years for any given subscriber including any period for which Residual was paid to Company under any previous agreement between BAM and Company. If any new or existing Subscriber fails to remain on BAM's CDPD service, for any reason, Residual payments for that Subscriber shall cease. In the event that this Agreement expires or is terminated by BAM or Company, for any reason, Residual payments for all Subscribers shall cease. All Residual payments shall be adjusted for Subscriber "bad debt" (funds on which Company has been paid Residuals, but which are then not collected by BAM) and "fraudulent" usage.

BAM shall have no obligation to pay Residual Usage Commission to Company with respect to services provided by other CDPD carriers outside of the BAM Area, regardless of whether such services are provided at BAM's request or whether BAM receives any Commission with respect to such services.

* CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

2.   CHARGE BACK
     -----------

     If a New Subscriber enrolled by Company does not remain on BAM's CDPD service for at least one hundred eighty (180) days or, if during that period the New Subscriber's account is not in good standing, then BAM shall charge back one hundred [100%] percent of the Residual paid for that Subscriber. Good standing shall be defined as those customers whose bill has been paid on an "account current" status according to BAM's polices.

3.   CO-OP ADVERTISING ALLOWANCE
     ---------------------------

     For each New Subscriber enrolled, a specified Co-op Advertising Allowance will be accrued in a fund managed by BAM according to the specified Commission Schedule. These funds will be paid out to the Company to help defray advertising and other marketing expenses. A plan outlining specific fund uses will be agreed to in writing beforehand by BAM and the Company. BAM and the Company will track all funds accrued and the follow Co-op policy defined within their local respective BAM region. No Co-op Advertising Allowance will be paid on Residual Usage Commission.

4.   OTHER TERMS
     -----------

     In the event that Company (intentionally or unintentionally) receives or attempts to receive any Residual, hereunder for any Subscriber more than once, Company understands and agrees that no payments whatsoever shall be due from BAM.

     The recapture of Residual Usage Commissions owed by Company to BAM, for amounts exceeding the accrued Residual Usage Commissions owed to Company by BAM, shall survive the expiration or termination of this Agreement. Commissions paid are subject to change on notice from BAM.

5.   AUTHENTICATABLE EQUIPMENT
     -------------------------

     All new Activations shall be made on authenticatable Equipment with random A-key, supportable by the BAM network. Company shall not receive Commission for new Subscribers who activate on non-authenticatable equipment.

II. Any termination of this Agreement by BAM for cause or due to a breach by Company, shall result in a forfeiture of any and all rights to a Residual. However, the charge back of a Residual referred to in this Exhibit B shall survive the expiration or termination of this Agreement.

III. Payment of a Residual, is subject to verification and Company hereby agrees and understands that no Residual, payment whatsoever shall be due or payable by BAM if any of the following occurs: (1) the Subscriber does not remain on BAM's CDPD service for the applicable time period; (2) the Subscriber's account is not in good standing; (3) Company has not followed all of BAM's rules and procedures regarding the enrollment of Subscribers; or (4) Company (intentionally or unintentionally) receives or attempts to receive payments hereunder for any Subscriber more than once.

IV. In the event that BAM makes any payment to Company of any Residual, hereunder, and such payments are at a later date determined to have been erroneously made (pursuant to the terms and conditions of this Agreement), BAM reserves the right to charge back such erroneous payment(s) to Company as a credit against amounts owed to Company by BAM.

If there are insufficient amounts owed Company by BAM to effect such reduction, Company shall pay any remaining sums to BAM immediately upon demand.

                                                                       EXHIBIT C

RESERVED ACCOUNTS

Affirmative Action                                                     Exhibit D

[LOGO OF BELL ATLANTIC MOBILE APPEARS HERE]
An Equal Opportunity Employer

                    NON-DISCRIMINATION COMPLIANCE AGREEMENT

To the extent this contract is subject to them, Contractor shall comply with the applicable provisions of the following: Exec. Order No. 11246, Exec. Order No. 11625, Exec. Order No. 12138, Exec. Order No. 11701, Exec. Order No. 11758,
Section 503 of the Rehabilitation Act of 1973, Section 402 of the Vietnam Era Veterans' Readjustment Assistance Act of 1974 and the rules, regulations and relevant Orders of the Secretary of Labor pertaining to the Executive Orders and Statutes listed above. The following table describes the clauses which are included in the contract.

                    Annual Contract Value       Clauses
                    ---------------------       -------

                    Under $2,500                5*
                    $2,500 - $10,000            5*, 8
                    $10,000 - $50,000           1,2,5*,6,7,8,9
                    $50,000 - $500,000          1,2,3**,4**,5,6,7,8,9
                    Over $500,000               1,2,3**,4**, 5,6,7,8,9***


1. Equal Employment Opportunity Provisions

      In accordance with Executive Order 11246, dated September 24, 1965, and Subpart 22.8 of Subchapter D of Chapter 1 of Title 48 of the Code of Federal Regulations as may be amended from time to time, the parties incorporate herein by this reference the regulations and contract clauses required by those provisions to be made a part of government contracts and subcontracts.

2. Certification of Non-segregated Facilities

      The Contractor certifies that it does not and will not maintain any facilities it provides for its employees in a segregated manner, or permit its employees to perform their services at any location under its control where segregated facilities are maintained; and that it will obtain a similar certification prior to the award of any nonexempt subcontract.

3. Certification of Affirmative Action Program

      The Contractor affirms that it has developed and is maintaining an Affirmative Action Plan as required by Subpart 22.8 of Subchapter D. of Chapter 1 of Title 48 of the Code of Federal Regulations.

4. Certification of Filing of Employer Information Reports

      The Contractor agrees to file annually on or before the 31st of March complete and accurate reports on Standard Form 100 (EEO-1) or such forms as may be promulgated in its place.

5. Utilization of Small Business Concerns and Small Disadvantage Business
Concerns

      (a) It is the policy of the United States that small business concerns owned and controlled by socially and economically disadvantaged individuals shall have the maximum practicable opportunity to participate in performing contracts let by any Federal agency.

      (b) The Contractor hereby agrees to carry out this policy in the awarding of subcontractors to the fullest extent consistent with efficient contract performance. The Contractor further agrees to cooperate in studies or surveys as may be conducted by the United States Small Business Administration or the awarding agency of the United States as may be necessary to determine the extent of the Contractor's compliance with this clause.

      (c) As used in this contract, the term "small business concern" shall mean a small business as defined pursuant to Section 3 of the Small Business Act and relevant regulations promulgated pursuant thereto. The term "small business concern owned and controlled by socially and economically disadvantaged individuals" shall mean a small business concern.

          (1) Which is at least 51 percent owned by one or more socially and economically disadvantaged individuals; or, in the case of any publicly owned business, at least 51 percent of the stock of which is owned by one or more socially and economically disadvantaged individuals; and

*Applies only if contract has further subcontracting opportunities. **Applies only to businesses with 50 or more employees, ***Contractor must also adopt and comply with a small business disadvantaged business subcontracting plan pursuant to Title 48 of the Code of Federal Regulations.

          (2) Whose management and daily business operations are controlled by one or more of such individuals;

      The Contractor shall presume that socially and economically disadvantaged individuals include Black Americans, Hispanic American, Native Americans, Asian-Pacific Americans, Asian-Indian Americans and other minorities, or any other individual found to be disadvantaged by the Administration pursuant to section 8(a) of the Small Business Act.

      (d) Contractors acting in good faith may rely on written representations by their subcontractors regarding their status as either a small business concern or a small business concern owned and controlled by socially and economically disadvantaged individuals.

6. Utilization of Women-Owned Small Businesses

      (a) "Women-Owned small businesses," as used in this clause, means businesses that are at least 51 percent owned by women who are United States citizens and who also control and operate the business.

      "Control," as used in this clause, means exercising the power to make policy decision.

      "Operate," as used in this clause, means being actively involved in the day-to-day management of the business.

      (b) It is the policy of the United States that women-owned small businesses shall have the maximum practicable opportunity to participate in performing contracts awarded by any Federal agency.

      (c) The Contractor agrees to use its best efforts to give women-owned small business the maximum practicable opportunity to participate in the subcontracts it awards to the fullest extent consistent with the efficient performance of its contract.

7. Affirmative Action for Special Disabled Veterans and Veterans of the Vietnam Era

      In accordance with Exec. Order 11701, dated January 24, 1973, and subpart
      22.13 of Subchapter D of Chapter 1 of Title 48 of the Code of Federal Regulations, as may able amended from time to time, the parties incorporate herein by the reference the regulations and contract clauses required by those provisions to be made a part of Government contracts and subcontracts.

8. Affirmative Action for Handicapped Workers

      In accordance with Exec. Order 11758, dated January 15, 1974, and Subpart
      221.4 of Subchapter D of Chapter 1 of Title 48 of the code of Federal Regulations as may be amended from time to time, the parties incorporate herein by this reference the regulations and contract clauses required by those provisions to be made a part of Government contracts and subcontracts.

9. Employment Reports on Special Disabled Veterans and Veterans of the Vietnam
   Era

      (a) The contractor agrees to report at least annually, as required by the Secretary of Labor, on:

          (1) The number of special disabled veterans and the number of veterans of the Vietnam era in the workforce of the contractor by job category and hiring location; and

          (2) The total number of new employees hired during the period covered by the report, and of that total, the number of veterans of the Vietnam era.

      (b) The above items shall be reported by completing the form entitled "Federal Contractor Veterans" Employment Report VETS-100."

      (c) Reports shall be submitted no later than March 31 of each year beginning March 31, 1988.

      (d) The employment activity report required by paragraph (a)(2) of this section shall reflect total hires during the most recent 12-month period as of the ending date selected for the employment profile report required by paragraph (a)(1) of this section. Contractors may select an ending date: (1) as of the end of any pay period during the period January through March 1st of the year the report is due, or (2) as of December 31, if the contractor has previous written approval form the Equal Employment Opportunity Commission to do so for purposes of submitting the Employer Information Report EEO-1 (Standard Form 100).

      (e) The count of veterans reported according to paragraph (a) above shall be based on voluntary disclosure. Each contractor subject to the reporting requirements at 38 U.S.C. 2012(d) shall invite all special disabled veterans and veterans of the Vietnam era who wish to benefit under the affirmative action program at 38 U.S.C. 2012 to identify themselves to the contractor. The invitation shall state that the information is voluntarily provided, that the information will be kept confidential, that disclosure or refusal to provide the information will not subject the applicant or employee to any adverse treatment, and that the information will be used only in accordance with the regulations promulgated under 38 U.S.C. 2012. Nothing in this paragraph (e) shall relieve a contractor from liability for discrimination under 38 U.S.C. 2012.

                                     [LOGO OF BELL ATLANTIC MOBILE APPEARS HERE]

                                                        CONTRACT NO. ###-##-####



                        JOINT CDPD MARKETING AGREEMENT
                                    between
                                VECTORLINK, INC.
                                      and
                             BELL ATLANTIC MOBILE



================================================================================
                                    PRIVATE

The information contained herein is proprietary and should not be disclosed to unauthorized persons. It is meant solely for use by authorized Bell Atlantic Mobile employees and persons employed, retained or consulted by them.

                                AMENDMENT NO, 1

     This AMENDMENT No. 1 (the "Amendment") is made and entered into by and between Cellco Partnership, a Delaware general partnership, doing business as Bell Atlantic Mobile (hereinafter "BAM") and VECTORLINK, INC. (hereinafter "Company") for attachment to the Joint CDPD Marketing Agreement No. ###-##-#### dated June 25, 1999 (the "Agreement").

     1. This Amendment is an integral part of the Agreement. The terms used herein which are defined or specified in the Agreement shall have the meanings set forth in the Agreement. If there are any inconsistencies between the provisions of this Amendment and the provisions of the Agreement, the provisions of this Amendment shall control.

     2. The Name of the Agent in the Preamble and all sections of the Agreement shall be changed to: @Road, Inc.

     3. Exhibit A, AUTHORIZED LOCATIONS TO DO BUSINESS shall be amended by adding the following MSAs and RSAs:


   =========================================================================
    BELL ATLANTIC MOBILE PRIMARY SERVING MARKETS
   -------------------------------------------------------------------------
    Market Name
   =========================================================================
    MSAs Licensed

   -------------------------------------------------------------------------
    New York/New Jersey MSA               Glen Falls, NY MSA
    Philadelphia, PA-NJ MSA               Burlington, VT MSA
    Pittsburgh, PA MSA                    Providence, RI MSA
    Allentown, PA-NJ MSA                  New Haven, CT MSA
    New Brunswick, NJ MSA                 Worcester, MA MSA
    Wilmington, DE-NJ MSA                 Pittsfield, MA MSA
    Long Branch, NJ MSA                   Bridgeport, CT MSA
    Reading, PA MSA                       Charlotte, NC MSA
    Trenton, NJ MSA                       Springfield, MA MSA
    Atlantic City, NJ MSA                 Greenville, SC MSA
    Vineland, NJ MSA                      New Bedford, MA MSA
    Boston, MA MSA                        Columbia, SC MSA
    Manchester, NH MSA                    New London-Norwich, CT MSA
    Poughkeepsie, NY MSA                  Hickory, NJ MSA
    Albany, NY MSA                        Anderson, SC MSA
    Orange, NY MSA                        Hartford, CT MSA

   -------------------------------------------------------------------------

   =========================================================================
    RSAs Licensed

   -------------------------------------------------------------------------

    Delaware 1 - KENT                        Connecticut 2 - WlNDHAM
    New York 5 - OTSEGO                      North Carolina 1 - CHEROKEE
    New Jersey 1 - HUNTERDON                 North Carolina 2 - YANCEY
    New Jersey 2 - OCEAN                     North Carolina 3 - ASHE
    New Jersey 3 - SUSSEX                    North Carolina 4 - HENDERSON
    Pennsylvania 2 - MCKEAN                  North Carolina 5 - ANSON
    Pennsylvania 6 - LAWRENCE (B2)           Rhode Island 1 - NEWPORT
    Pennsylvania 7 - JEFFERSON               South Carolina 1 - OCONEE
    Pennsylvania 9 - GREENE                  South Carolina 2 - NEWBERRY
    Pennsylvania 11 - HUNTINGDON             South Carolina 3 - CHEROKEE
    Massachusetts 2 - BARNSTABLE             South Carolina 7 - CALHOUN
    New Hampshire 2 - CARROLL                South Carolina 9 - LANCASTER
    Vermont 1 - FRANKLIN                     Virginia 1 - LEE
    Vermont 2 - ADDISON                      Georgia 2 - DAWSON
                                             West Virginia 1 - MASON
                                             West Virginia 2 - WETZEL

   =========================================================================

     4.   This Amendment shall be effective when executed by both parties.

     5. All provisions of the Agreement, including attachments thereto, not addressed by this Amendment remain in full force and effect.

     IN WITNESS WHEREOF, and intending to be bound hereby, the parties affix their signature to this Amendment.

CELLCO PARTNERSHIP
by Bell Atlantic Mobile, Inc.
its managing general partner                 @ROAD, INC


By:    /s/ Gary Schulman                     By:    /s/ Amin Mufti
      -------------------------------              -----------------------------

Name:  Gary Schulman                         Name:   Amin Mufti
      -------------------------------              -----------------------------

Title: Regional President                    Title:  VP Business Development
      -------------------------------              -----------------------------

Date:  10/12/99                              Date:    10/8/1999
      -------------------------------              -----------------------------